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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 16, 2002
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Ohio                         1-01520                 34-0244000
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(State or Other Jurisdiction        (Commission File            IRS Employer
      of Incorporation)                  Number)             Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California                 95670
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       (Address of Principal Executive Offices)                       (Zip Code)


P.O. Box 537012, Sacramento, California                               95853-7012
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         (Mailing Address)                                            (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on May 16, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated May 16, 2002, in which GenCorp announced that Terry Hall, currently Chief Operating Officer (COO), has been promoted to President and Chief Executive Officer, effective July 1, 2002. He will also become a member of GenCorp's Board of Directors immediately. GenCorp also announced that Yasmin Seyal, Senior Vice President, Finance and Acting Chief Financial Officer (CFO) has been promoted to CFO.

ITEM 7. EXHIBITS

Table                                                                    Exhibit
Item No.      Exhibit Description                                         Number
--------      -------------------                                         ------

   99         GenCorp Inc.'s press release dated May 16, 2002,             99.1
              in which GenCorp announced that Terry Hall, currently
              Chief Operating Officer (COO), has been promoted to President and Chief Executive Officer, effective
              July 1, 2002 and that Yasmin Seyal, Senior Vice
              President, Finance and Acting Chief Financial
              Officer (CFO) has been promoted to CFO.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  GENCORP INC.



                                           By:    /s/ William R. Phillips
                                                  -----------------------------
                                           Name:  William R. Phillips
                                           Title: Senior Vice President, Law,
                                                  General Counsel and Secretary


Dated: May 17, 2002